SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

April 25, 2002

STRUCTURED ASSET SECURITIES CORPORATION

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-82904	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Hudson Street Jersey City, New Jersey (Address of Principal Executive Offices)	07302 (Zip Code)

Registrant's telephone number, including area code:  (201) 524-2437

                                            No Change

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

The Registrant registered issuances of mortgage-backed securities, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-82904) (the "Registration Statement").  Pursuant to the Registration Statement, the Registrant issued $605,272,000 in aggregate principal amount of Class A1, Class A2, Class M1, Class M2, Class B1 and Class B2, Structured Asset Securities Corporation Mortgage Loan Trust 2002-9 Mortgage-Backed Notes, Series 2002-9 (the "Notes") and one Class of Residual Interest Certificates (the "Residual Interest Certificates") on April 25, 2002.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated March 22, 2002, as supplemented by the Prospectus Supplement dated April 25, 2002 (the "Prospectus Supplement"), to file a copy of the Trust Agreement, the Sale and Servicing Agreement and the Indenture (each as defined below) and other operative agreements executed in connection with the issuance of the Notes and the Residual Interest Certificates, forms of which were filed as exhibits to the Registration Statement.

The Notes were sold to Lehman Brothers Inc. (the "Underwriter") pursuant to the terms of an underwriting agreement dated April 25, 2002 (the "Underwriting Agreement"), as supplemented by a terms agreement dated April 25, 2002 (the "Terms Agreement"), each between the Registrant and Lehman Brothers Inc., as Underwriter.  A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1.  A copy of the Terms Agreement is attached hereto as Exhibit 1.2.

The Residual Interest Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement") dated as of April 1, 2002, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Wilmington Trust Company, as owner trustee (the "Owner Trustee") and JPMorgan Chase Bank, as administrator.  The Notes were issued pursuant to an Indenture (the "Indenture") dated as of April 1, 2002, between Structured Asset Securities Corporation Mortgage Loan Trust 2002-9, as issuer (the "Issuer") and JPMorgan Chase Bank, as indenture trustee (the "Indenture Trustee").  The Trust Agreement is attached hereto as Exhibit 4.1.  The Indenture is attached hereto as Exhibit 4.2.

The Notes are secured by the assets of a trust estate (the "Trust Estate") that consists primarily of a pool of certain fixed and adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of $606,093,840 as of March 1, 2002, together with certain other assets.

The Mortgage Loans were sold by MERIT Securities Corporation (the "Seller") to the Registrant pursuant to the terms of a Mortgage Loan Sale and Assignment Agreement dated as of April 1, 2002 (the "Mortgage Loan Sale Agreement") among the Seller, Issuer Holding Corp., Lehman Brothers Inc. and the Registrant and were simultaneously sold by the Registrant to the Trust pursuant to the Sale and Servicing Agreement (defined below).  A copy of the Mortgage Loan Sale Agreement is attached hereto as Exhibit 99.1.

The Mortgage Loans will be master serviced by Wells Fargo Bank Minnesota, National Association (the "Master Servicer"), pursuant to the terms of a Sale and Servicing Agreement dated as of April 1, 2002 (the "Sale and Servicing Agreement") among the Issuer, the Registrant, the Master Servicer and JPMorgan Chase Bank, as Indenture Trustee.  A copy of the Sale and Servicing Agreement is attached hereto as Exhibit 99.2.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

1.1

Underwriting Agreement dated April 25, 2002, between Structured Asset Securities Corporation, as Depositor and Lehman Brothers Inc., as the Underwriter.

1.2

Terms Agreement dated April 25, 2002, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

4.1

Trust Agreement dated as of April 1, 2002, among Structured Asset Securities Corporation, as Depositor, Wilmington Trust Company, as Owner Trustee and JPMorgan Chase Bank, as Administrator.

4.2

Indenture dated as of April 1, 2002, between Structured Asset Securities Corporation Mortgage Loan Trust 2002-9, as Issuer and JPMorgan Chase Bank, as Indenture Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of April 1, 2002, among MERIT Securities Corporation, as Seller, Issuer Holding Corp., Lehman Brothers Inc. and Structured Asset Securities Corporation, as Purchaser.

99.2

Sale and Servicing Agreement dated as of April 1, 2002, among Structured Asset Securities Corporation Mortgage Loan Trust 2002-9, as Issuer, Structured Asset Securities Corporation, as Depositor, Wells Fargo Bank Minnesota, National Association, as Master Servicer and JPMorgan Chase Bank, as Indenture Trustee.

SIGNATURES

Pursuant to the  requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

      CORPORATION

By:      /s/ Stanley P. Labanowski

       Name: Stanley P. Labanowski

       Title:   Vice President

Dated:  April 30, 2002

EXHIBIT INDEX

Exhibit No.

Description

Page No.

1.1

Underwriting Agreement dated April 25, 2002, between Structured Asset Securities Corporation, as Depositor and Lehman Brothers Inc., as the Underwriter.

1.2

Terms Agreement dated April 25, 2002, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

4.1

Trust Agreement dated as of April 1, 2002, among Structured Asset Securities Corporation, as Depositor, Wilmington Trust Company, as Owner Trustee and JPMorgan Chase Bank, as Administrator.

4.2

Indenture dated as of April 1, 2002, between Structured Asset Securities Corporation Mortgage Loan Trust 2002-9, as Issuer and JPMorgan Chase Bank, as Indenture Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of April 1, 2002, among MERIT Securities Corporation, as Seller, Issuer Holding Corp., Lehman Brothers Inc. and Structured Asset Securities Corporation, as Purchaser.

99.2

Sale and Servicing Agreement dated as of April 1, 2002, among Structured Asset Securities Corporation Mortgage Loan Trust 2002-9, as Issuer, Structured Asset Securities Corporation, as Depositor, Wells Fargo Bank Minnesota, National Association, as Master Servicer and JPMorgan Chase Bank, as Indenture Trustee.